UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2014

CHART ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 75 Rockefeller Plaza, 14th Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 350-8205

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On February 10, 2014, the Company held its 2013 Annual Meeting of Stockholders (the “Meeting”) in New York, New York for the purposes of (i) electing three directors to serve on the Board of Directors of the Company for a three year term that expires at the 2016 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal; (ii) ratification of the selection of Rothstein Kass as independent registered public accounting firm for fiscal year 2013; (iii) holding an advisory vote on compensation to our named executive officers; and (iv) holding an advisory vote on the frequency of future advisory votes on executive compensation.

 Below are the voting results for the election of three Directors.  All nominees were elected as Directors with the following vote:

Nominee	For	Withheld
Governor Thomas J. Ridge	6,924,905	600
Senator Joseph Robert “Bob” Kerrey	6,924,905	600
Manuel D. Medina	6,924,905	600

Below are the voting results for the advisory vote on the ratification of the selection of Rothstein Kass as independent registered public accounting firm for fiscal year 2013.  The stockholders approved, on an advisory basis, the selection of Rothstein Kass:

For	Against	Abstain
7,866,002	0	0

Below are the voting results for the advisory vote on compensation to our named executive officers.  The stockholders approved, on an advisory basis, the compensation of our named executive officers:

For	Against	Abstain
6,925,002	500	0

Below are the voting results for the advisory vote on the frequency of future advisory votes on executive compensation.  The stockholders approved, on an advisory basis, a frequency of every year for future votes on executive compensation:

Three Years	Two Years	One Year	Abstain
2,849,533	400	3,400,572	675,000

In light of the stockholders’ advisory vote on the frequency of future votes on executive compensation, on February 14, 2014, the Board of Directors of the Company decided to include a shareholder vote on the compensation of named executive officers in its proxy materials every three years until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 8.01.  Other Items

On February 12, 2014, the Company received a letter from The Nasdaq Hearings Panel indicating that the Company had regained compliance with the requirement to hold an annual meeting of stockholders and, accordingly, our listing on The Nasdaq Capital Market would be continued.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2014

CHART ACQUISITION CORP.

By:	/s/ Joseph R. Wright
Name: Joseph R. Wright
Title: Chief Executive Officer

3